SUPPLEMENT TO THE
FIDELITY SELECT
PORTFOLIOS(registered trademark)
PROSPECTUS
DATED APRIL 29, 1995
   Effective February 1, 1996, the following information replaces that found in the section entitled "FMR and Its Affiliates," beginning on page P-34.
Katherine Collins is manager of Leisure, which she has managed since February 1996. Previously, she managed Construction and Housing. She joined Fidelity as an equity analyst in 1990.
Stephen DuFour is manger of Transportation, which he has managed since December 1994. Previously, he managed Multimedia. Mr. DuFour joined Fidelity as an equity analyst in 1992, after receiving an M.B.A. from the University of Chicago.
John Porter is manager of Multimedia, which he has managed since February 1996. He joined Fidelity as an equity analyst in 1995, after receiving an M.B.A. from the University of Chicago. He also was a research intern at Fidelity during the summer of 1994. Previously, Mr. Porter was a product engineer for Ford Motor Company.
Lawrence Rakers is manager of American Gold and Paper and Forest Products, which he has managed since July 1995 and February 1996, respectively. He joined Fidelity as a research analyst in 1993. Previously, Mr. Rakers was a project engineer for Loral Corporation from 1986 to 1993, and he received an MBA from Northeastern University in 1993.
Effective January 3, 1996, the following information replaces that found in the section entitled "FMR and Its Affiliates," beginning on page P-34. Robert Ewing has been portfolio manager of Environmental Services since January 1996. Previously, he was an equity analyst following several different industries. Mr. Ewing joined Fidelity in 1990.
Remy Trafelet has been portfolio manager of Regional Banks since January 1996. Previously, he was an equity analyst following the regional banks and international oil industries. Mr. Trafelet joined Fidelity as a research associate in 1992, after receiving a B.A. from Dartmouth College.
Effective December 28, 1995, the following information replaces that found in the section entitled "FMR and Its Affiliates," beginning on page P-34. Louis Salemy has been portfolio manager of Brokerage and Investment Management since December 1995 and Financial Services since December 1994. Previously, he managed Industrial Materials, Medical Delivery, and Regional Banks. Mr. Salemy joined Fidelity in 1992 as a research analyst covering the health care and metals industries. Before joining Fidelity, Mr. Salemy was a security analyst for Loomis, Sayles and Company.
Effective July 31, 1995, the following information replaces that found in the section entitled "FMR and Its Affiliates," beginning on page P-34.
John Avery has been portfolio manager of Chemicals since July 1995. He joined Fidelity in January 1995. Previously, Mr. Avery was a domestic analyst at Putnam Investments from 1993 to December 1994, and he was an investment banking associate for Alex Brown & Sons from 1986 to 1991. He received an MBA from the Wharton School at the University of Pennsylvania in 1993.
David Felman has been portfolio manager of Telecommunications since April 1994 and has been assisting on Magellan since January 1995. Previously, he managed Chemicals. Mr. Felman joined Fidelity as a research analyst in June 1993 after receiving his M.A. from Harvard University. He received his MBA from New York University in 1991.
Effective July 21, 1995, the following information replaces that found in the section entitled "FMR and Its Affiliates," beginning on page P-34. Malcolm MacNaught has been portfolio manager of Precious Metals and Minerals since July 1981. He also manages Advisor Global Natural Resources, and he previously managed American Gold. Mr. MacNaught joined Fidelity in 1968.
The following information replaces the similar information found in the "Transaction Details" section beginning on page P-54.
FDC collects the proceeds from the fund's 3% sales charge and may pay a portion of them to securities dealers who have sold the fund's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with FDC's sales activities. The sales charge paid to qualified recipients is 1.50% of the fund's offering price.
The following information replaces the similar information found in the section entitled "Exchange Restrictions," beginning on page P-55.
For cash management purposes, up to three business days may pass before exchange proceeds are paid from one Select fund to another, or to another Fidelity equity fund. Exchange proceeds are recorded in your shareholder account when the transaction occurs. Therefore, when you exchange from a stock fund to the money market fund, you will earn money market dividends immediately. When you exchange from the money market fund to a stock fund, you will not earn money market dividends during the three business-day period. This policy could increase the volatility of the money market fund's yield.
The following information replaces the similar information found in the "Waivers" section beginning on page P-56.
6. To shares purchased through Portfolio Advisory Services or Fidelity Charitable Advisory Services.

SUPPLEMENT TO THE FIDELITY SELECT PORTFOLIOS(registered trademark)
FUNDS OF FIDELITY SELECT PORTFOLIOS
SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
APRIL 29, 1995
The following information replaces the similar information found in the "Additional Purchase and Redemption Information" section on page 41.
7. to shares purchased through Portfolio Advisory Services or Fidelity Charitable Advisory Services;
MANAGEMENT CONTRACT. Effective January 1, 1996, FMR agreed to voluntarily adopt the revised group fee rate schedule shown below for purposes of calculating the group fee component of the management fee. The revised schedule provides for lower management fees as total assets under management increase, and it will be presented to shareholders for approval at the next shareholder meeting.
The following information replaces the "Group Fee Rate" and "Effective Annual Fee Rate" schedules for the money market fund found on pages 48-49.
 GROUP FEE RATE SCHEDULE EFFECTIVE ANNUAL FEE RATES
Average Group   Annualized   Group Net   Effective Annual Fee
Assets          Rate         Assets      Rate

 0 - $ 3 billion   .3700%    $ 0.5 billion   .5200%

 3 - 6             .3400      25             .4238

 6 - 9             .3100      50             .3823

 9 - 12            .2800      75             .3626

12 - 15            .2500     100             .3512

15 - 18            .2200     125             .3430

18 - 21            .2000     150             .3371

21 - 24            .1900     175             .3325

24 - 30            .1800     200             .3284

30 - 36            .1750     225             .3249

36 - 42            .1700     250             .3219

42 - 48            .1650     275             .3190

48 - 66            .1600     300             .3163

66 - 84            .1550     325             .3137

84 - 120           .1500     350             .3113

120 - 156          .1450     375             .3090

156 - 192          .1400     400             .3067

192 - 228          .1350     425             .1443

228 - 264          .1300     450             .1427

264 - 300          .1275     475             .1413

300 - 336          .1250     500             .1399

336 - 372          .1225     525             .1385

372 - 408          .1200     550             .1372

408 - 444          .1175

444 - 480          .1150

480 - 516          .1125

        Over 516   .1100

MANAGEMENT CONTRACT. Effective January 1, 1996, FMR agreed to voluntarily adopt the revised group fee rate schedule shown below for purposes of calculating the group fee component of the management fee. The revised schedule provides for lower management fees as total assets under management increase, and it will be presented to shareholders for approval at the next shareholder meeting.
The following information replaces the "Group Fee Rate" and "Effective Annual Fee Rate" schedules for the stock funds found on page 50.
 GROUP FEE RATE SCHEDULE EFFECTIVE ANNUAL FEE RATES
Average Group   Annualized   Group Net   Effective Annual Fee
Assets          Rate         Assets      Rate

 0 - $ 3 billion   .5200%    $ 0.5 billion   .5200%

 3 -  6            .4900      25             .4238

 6 -  9            .4600      50             .3823

 9 - 12            .4300      75             .3626

12 - 15            .4000     100             .3512

15 - 18            .3850     125             .3430

18 - 21            .3700     150             .3371

21 - 24            .3600     175             .3325

24 - 30            .3500     200             .3284

30 - 36            .3450     225             .3249

36 - 42            .3400     250             .3219

42 - 48            .3350     275             .3190

48 - 66            .3250     300             .3163

66 - 84            .3200     325             .3137

84 - 102           .3150     350             .3113

102 - 138          .3100     375             .3090

138 - 174          .3050     400             .3067

174 - 210          .3000     425             .3046

210 - 246          .2950     450             .3024

246 - 282          .2900     475             .3003

282 - 318          .2850     500             .2982

318 - 354          .2800     525             .2962

354 - 390          .2750     550             .2942

390 - 426          .2700

426 - 462          .2650

462 - 498          .2600

498 - 534          .2550

        Over 534   .2500


   The following information supplements that found in the "Description of the Trust" section beginning on page 55.
Litigation. In December 1995, several individuals who purchased shares of Apple Computer Inc. ("Apple") in September 1995 filed complaints in the United States District Court in Boston against Select Technology Portfolio, Select Computers Portfolio, FMR, FMR Corp. and Harry Lange, the funds' portfolio manager. The complaints allege that, in violation of a federal securities law, the funds' portfolio manager made misleading statements regarding Apple and the funds' holdings of Apple. Plaintiffs seek to have the complaints certified as a class action on behalf of specified purchasers of Apple shares. The defendants deny the allegations in the complaints and intend to defend the lawsuits vigorously.